UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 25, 2014

ONEBEACON INSURANCE GROUP, LTD.
(Exact name of registrant as specified in its charter)

Bermuda	1-33128	98-0503315
(State or Other Jurisdiction of	(Commission File Number)	(IRS Employer
Incorporation)		Identification Number)

601 Carlson Parkway
Minnetonka, Minnesota 55305
(Address of Principal Executive Offices) (Zip Code)

(952) 852-2431
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02	DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

ITEM 5.02(e)

Named Executive Officer Compensation

On February 25, 2014, the Compensation Committee (Committee) of the Board of Directors of the Company approved various elements of compensation with respect to T. Michael Miller, President and Chief Executive Officer, Paul H. McDonough, Senior Vice President and Chief Financial Officer, Paul F. Romano, Executive Vice President, Dennis A. Crosby, Executive Vice President, and Maureen A. Phillips, Senior Vice President and General Counsel, the executive officers of the Company to be named in the Company’s 2014 Proxy Statement (named executive officers).  The Committee approved the following compensation in respect of the year ended December 31, 2013: (1) payment of annual bonuses pursuant to the Company’s 2013 Management Incentive Plan (2013 MIP), (2) payments for awards granted under the 2011-2013 performance cycle of the Company’s Long Term Incentive Plan (2007) (LTIP), and (3) additional cash payments. With respect to compensation for the named executive officers for 2014, the Committee: (1) granted long-term incentive awards for the 2014-2016 performance cycle of the LTIP; (2) granted replacement incentive awards for the 2012-2014 performance cycle under the LTIP; and (3) set annual salary and bonus targets. The Committee’s actions are described in more detail below. For a description of the Company’s compensation plans with respect to its named executive officers, please refer to the Company’s Proxy Statement dated April 10, 2013 as filed with the Securities and Exchange Commission (the 2013 Proxy Statement) as well as this Form 8-K and the exhibits attached hereto.

Annual Base Salary

Annual base salaries for the named executive officers for 2014 are unchanged from 2013.  Mr. Miller’s annual base salary is $500,000. Annual base salary for each of Messrs. McDonough, Romano and Crosby is $400,000, and Ms. Phillips’ annual base salary is $375,000.

Annual Bonus Program

The Committee approved annual bonuses to be paid to each of the Company’s named executive officers under the Company’s management incentive program, or MIP. The 2013 MIP is described in more detail in the 2013 Proxy Statement. The 2013 annual bonuses approved for the named executive officers are as follows: Mr. Miller —$468,800; Mr. McDonough —$400,000; Mr. Romano —$256,000; Mr. Crosby —$256,000; and Ms. Phillips —$225,000.

The 2014 MIP target for each named executive officer remains at 50% of annual base salary except for Mr. Miller, whose 2014 MIP target remains at 75% of annual base salary.  The 2014 MIP is similar to the 2013 MIP described in the 2013 Proxy Statement.

Long-Term Incentive Award Payouts and Grants

2011-2013 Performance Cycle Award Payouts. The Committee approved performance at 37.1% of target for the 2011-2013 performance share awards resulting in the following cash payments to the named executive officers: Mr. Miller —$522,695; Mr. McDonough —$145,586; and Messrs. Romano and Crosby —$77,077 each.

The Committee also approved performance at 62% of target for the 2011-2013 performance unit awards resulting in the following payments to the applicable named executive officers:  Mr. Miller —$1,395,000; Mr. McDonough —$263,500; and Messrs. Romano and Crosby —$325,500 each.

Additional Payments. As described above under “2011-2013 Performance Cycle Award Payouts,” the Committee approved performance at 62% of target for the 2011-2013 performance unit awards held by the named executive officers, which were based on total Company performance targets. For performance units vesting in 2013, which were based on specialty-only performance targets, the Committee approved performance at 75.7% of target. The Committee approved additional payments to each named executive officer so that each will receive a total combined payment equivalent to a 75.7% performance factor. Additional payments were granted to the named executive officers as follows: Mr. Miller —$308,250; Mr. McDonough —$58,225; and Messrs. Romano and Crosby —$71,925 each.

Performance Unit Replacement Grants. In 2013, for all non-executive participants, the Committee canceled outstanding 2012-2014 performance unit awards with performance targets based on total company results, and issued replacement awards based on specialty-only results. The Committee’s goal was to focus award recipients on achieving optimal results in the Company’s ongoing specialty businesses. At its meeting on February 25, 2014, the Committee approved replacement awards for the named executive officers (2014 Replacement Unit Awards) with performance targets based on specialty-only results, or the “Specialty Only Adjusted Economic Combined Ratio” (SOACER). SOACER is the reported GAAP combined ratio for the specialty only reportable segments adjusted to include all other non-underwriting income and expense items except items explicitly related to capital and investment activities (including tax items related to capital and investment activities). The adjustment to reported GAAP combined ratio is calculated using the pre-tax impact of the items, divided by the reported GAAP earned premiums for the specialty only reportable segments. The named executive officers received 2014 Replacement Performance Unit Awards as follows: Mr. Miller —22,500 performance units; Mr. McDonough —3,750 performance units, Messrs. Romano and Crosby —5,250 performance units; and Ms. Phillips —3,850 performance units. In all cases, the Committee granted a number of 2014 Replacement Performance Unit Awards equal to the number of performance units granted to the named executive officers under the 2012-2014 performance unit cycle.
2014-2016 Performance Cycle Grants. At the same meeting, the named executive officers were granted target performance share and performance unit awards for the 2014-2016 performance cycle as follows: Mr. Miller —69,940 shares and 22,500 units; Mr. McDonough —17,490 shares and 3,750 units; Messrs. Crosby and Romano — 13,990 shares and 7,000 units each and Ms. Phillips —7,700 shares and 3,850 units. Performance against the target governing the performance shares and units will be confirmed by the Committee following the end of 2016 and the number of performance shares and units actually awarded at that time can range from 0% to 200% of the target number granted.  The target performance goal for the performance share plan has been set at 14% per year growth in book value per share, adjusted for dividends. The target performance goal for the performance unit plan has been set at a 92.5% average SOACER. Each unit has a value of $100.

ITEM 9.01           FINANCIAL STATEMENTS AND EXHIBITS

Exhibit 10.1	Form of OneBeacon Insurance Group, Ltd. Long-Term Incentive Plan 2014-2016 Performance Share Grant

Exhibit 10.2	Form of OneBeacon Insurance Group, Ltd. Long-Term Incentive Plan 2014-2016 Performance Unit Grant

Exhibit 10.3	Form of OneBeacon Insurance Group, Ltd. Long-Term Incentive Plan 2014 Performance Unit Grant

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ONEBEACON INSURANCE GROUP, LTD.

	By:	/s/ Sarah A. Kolar
Sarah A. Kolar, Secretary &
Associate General Counsel
Date: March 3, 2014

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